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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 24, 2000

                      APPLIED ANALYTICAL INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                     0-21185                   04-2687849
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(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
        of Incorporation)                                  Identification No.)

                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (910) 254-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              ----------------------------------------------------
             (Former name or address, if changed from last report)


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Item 5.           Other Events.

         On February 24, 2000, Applied Analytical Industries, Inc. (the "Company") issued two press releases. The first press release reported the Company's consolidated financial results for the quarter and fiscal year ended December 31, 1999. The second press release contained additional information concerning the Company's financial results. The press releases are filed as Exhibits 99.1 and 99.2 hereto and are incorporated by reference herein.

         The Company does not undertake to update any of the information set forth in the Release, which information constitutes only the Company's current estimate with respect to revenues and net income for the periods identified in the Release. Information in the Release may contain certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the following: the ability of acquired businesses to be integrated with AAI's operations; the company's dependence on continued strict government regulation of the drug development process; the company's dependence on research and development expenditures and production-related compliance testing expenditures by the pharmaceutical and biotechnology industries (and the consequent risk that a general economic decline in these industries or any reduction in the outsourcing of research, development and testing activities within these industries could adversely affect the company's business); fluctuation in the company's quarterly results due to a number of factors, including without limitation, the commencement, completion or cancellation of large contracts, progress of ongoing contracts, achieving expected levels of licensing and royalty revenues, potential acquisitions, the timing of start-up expenses for new facilities and changes in the mix of services; the ability to acquire and maintain large client contracts; the ability to hire and retain qualified employees; the reliance on certain key executive officers; and other items that may cause the actual results to differ materially, which may be discussed in the company's recent Form 10-K and Form 10-Q, its registration statement on Form S-3, and other filings with the Securities and Exchange Commission.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  Exhibit 99.1 -- First press release dated February 24, 2000
                  Exhibit 99.2 -- Second press release dated February 24, 2000


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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2000

                                            APPLIED ANALYTICAL INDUSTRIES, INC.



                                            By: /s/ Frederick D. Sancilio
                                               -------------------------------
                                               Frederick D. Sancilio
                                               Chief Executive Officer


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                                 EXHIBIT INDEX

Exhibit No.                Exhibit

Exhibit 99.1               First press release dated February 24, 2000
Exhibit 99.2               Second press release dated February 24, 2000


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